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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 26 2002
                                                         -----------------


                           IDINE REWARDS NETWORK INC.
              ----------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                    001-13806                84-6028875
      ---------------          ---------------------      ------------------
      (State or Other            (Commission File          (I.R.S. Employer
      Jurisdiction of                 Number)             Identification No.)
      Incorporation)


                  11900 Biscayne Boulevard
                      Miami, Florida                            33181
          ----------------------------------------            ----------
          (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (305) 892-3300
                                                           --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

iDine Rewards Network Inc. today announced Board member George S. Wiedemann has been appointed as President and Chief Executive Officer. iDine also announced that Gene M. Henderson, the previous President and Chief Executive Officer, has resigned.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IDINE REWARDS NETWORK INC.

                                            By: /S/ Stephen E. Lerch
                                                --------------------
                                                Stephen E. Lerch
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: September 26, 2002

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                                  EXHIBIT INDEX

     Exhibit
     Number            Description
     ------            -----------

       99              Press Release dated September 26, 2002